SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 13, 2009

Secured Diversified Investment, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-30653	80-0068489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6980 O’Bannon Drive, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 939-3254

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Items Related To Financial Statements And Accountants

Item 4.01  Changes in Registrant’s Certifying Accountant.

Effective as of April 13, 2009, we dismissed Moore & Associates, Chtd. (“Moore”) as our independent accountants.  Moore had previously been engaged as the principal accountant to audit our financial statements.  The reason for the dismissal of Moore is that, following the consummation of our Share Exchange Agreement with Galaxy Gaming, Inc. on February 10, 2009: (i) the former stockholders of Galaxy Gaming, Inc. now own a majority of the outstanding shares of our common stock and (ii) our primary business unit is now the business previously conducted by Galaxy Gaming, Inc.  The independent registered public accountant of Galaxy Gaming, Inc. was the firm of Maddox Ungar Silberstein, PLLC (“Silberstein”).  We believe that it is in our best current interest to have Silberstein continue to work with our business, and we therefore retained Silberstein as our new independent registered public accounting firm, effective as of April 13, 2009.  Silberstein is located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025.

The previous report of Moore on financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

During our two most recent fiscal years and through the date of dismissal on April 13, 2009, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moore, would have caused it to make reference to the matter in connection with its reports.

We had made the contents of this Current Report on Form 8-K available to Moore and requested it to furnish a letter addressed to the SEC as to whether Moore agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  A copy of Moore’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

As of April 13, 2009, Silberstein was engaged as our new independent registered public accounting firm.  The appointment of Silberstein was approved by our board of directors.  During our two most recent fiscal years and the subsequent interim periods through April 13, 2009 (the date of engagement of Silberstein), we did not consult Silberstein regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – Financial Statements And Exhibits

Item 9.01.  Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Moore & Associates, Chtd., dated April 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secured Diversified Investment, Ltd.

/s/Robert Saucier
Robert Saucier
Chief Executive Officer

Date: April 16, 2009